Exhibit 10.119

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Sunoco, Inc.

907 S. Detroit

Tulsa, OK 74120

CRUDE OIL PURCHASE AGREEMENT

SUNOCO REFERENCE NO. 502606

This agreement, made and entered into as of February 1, 2000, and between “Buyer” and “Seller” as follows:

Buyer:	Seller:
Sunoco, Inc. (R&M)	Ladder Energy Company
(“SUNOCO”)	1616 E. 19th St., Ste 501
PO Box 2039	Edmond, OK 73013-6676
Tulsa, OK 74102

WITNESSETH:

WHEREAS, Seller owns or is authorized to sell all of the volumes of crude oil and condensate produced from the properties described in Exhibit “A” attached hereto; and

WHEREAS, Buyer desires to purchase and receive said crude oil and condensate and Seller desires to sell and deliver said crude oil and condensate in accordance with the terms of this agreement;

1.  Sale and Purchase.  Subject to the provisions hereof, Seller shall sell to Buyer and Buyer shall purchase from Seller all of the crude oil and condensate produced from the properties described in Exhibit “A” attached hereto.  Seller hereby commits and dedicates to the performance of this agreement all of the crude oil and condensate produced from the lease(s) included on Exhibit “A” attached hereto.  The parties hereto, by mutual consent, may amend this agreement at any time to include additional properties to Exhibit “A”.

2.  Term.  This agreement shall remain in effect for an initial term of one (1) year, commencing on February 1, 2000, and from month to month thereafter, unless and until terminated by either party upon written notice thereof given thirty (30) days in advance of the end of the primary term of this agreement or any extension thereof.

3.  Delivery Point.  Delivery shall take place and title shall pass from the Seller to the Buyer when the crude oil passes the outlet flange of the Seller’s lease facility to the receiving equipment of Buyer or Buyer’s designated agent.

4.  Warranty of Title and Authority to Sell.  Seller hereby warrants and guarantees that the title to the portion of the crude oil sold and delivered hereunder which is owned by Seller is free and clear of all liens and encumbrances and warrants that as to the remaining portion of the crude oil sold and delivered hereunder Seller has the right and authority to sell and deliver said crude oil for the benefit of the true owners thereof.  Seller further warrants that the crude oil has been produced, handled, and transported to the delivery point hereunder, in accordance with the laws, rules and regulations of all governmental authorities having jurisdiction thereof.  Seller shall indemnify and hold Buyer harmless from and against any and all cost, damage and expense suffered and incurred by reason of any failure of the title so warranted or any inaccuracy in the representation of Seller’s right and authority to sell said crude oil made herein.

5.  Price.  Sunoco’s posted price for Oklahoma Sweet crude oil (currently Sunoco’s Column 7), in effect on date of delivery, no gravity adjustment, available in Sunoco’s Crude Oil Price Bulletin Summary as published, modified by the net adjustment.  Buyer and Seller agree that for all leases listed on the attached Exhibit “A” and any additions thereto during the term of this agreement, the net adjustment will be computed as set forth in Exhibit “A”.  The Temporary Marketing Adjustment (T.M.A.) currently equals *****(1) per barrel.

For pricing purposes, the daily volume of crude delivered in each month shall be determined either by reference to delivery tickets or other records showing actual daily deliveries of such crude or, in the absence of such record, shall be deemed to have been delivered m equal daily quantities for each day of the given month.

6.  Manner of Payment.  Subject to verification of deliveries, payment for crude oil sold and delivered shall be made by (EFT) Electronic Funds Transfer on or about the eleventh (11th) day of the month following the month of delivery.  Payment shall be made to the Seller utilizing Buyer’s Division Order excluding taxes.

7.  Taxes.  Buyer is hereby authorized to withhold from the proceeds allocable to the sale and delivery of crude oil hereunder the amount of severance taxes levied by Indian Tribes, State and Federal Agencies.

8.  Prevailing Document.  In the event of any conflict between the provisions of this agreement and the provisions of any applicable division order executed in accordance with the terms hereof, the provisions of this agreement shall control.

9.  Quality Requirements.  If the crude oil shall not meet Sunoco’s Oklahoma Sweet requirements at the delivering point, then Buyer shall have the right to terminate this Crude Oil Purchase Agreement by giving thirty (30) days written notice.

10.    General Provisions.  The General Provisions attached to this agreement are made a part of this agreement.

ALL SIGNATURES MUST BE WITNESSED

SUNOCO, INC. (R&M)
Witness
	By	/s/ Bart H. Younger
Bart H. Younger
/s/ Elaine Smith	Title:	Oklahoma Region Manager

SELLER: LADDER ENERGY COMPANY
Witness
	By	/s/ J D Downey

	Title:	President

(1) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2

EXHIBIT “A”

CRUDE OIL PURCHASE AGREEMENT

LADDER ENERGY COMPANY — COPA #502606

EFF LEASE DATE	LEASE NAME	SUN P/N	LEGAL DESC.	COUNTY/ST	TEMP MKTG ADJ			(-)	TRANS ADJ	(=)	NET ADJ			*****(2)	POSTED PRICE*

02/01/00	FULLER #1-20	033662	SEC 20-08N-01E	CLEVELAND/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	BOWLING #28-3	033581	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	BOWLING #28-1	033580	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	BOWLING #34-1	033582	SEC 34-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	BOWLING #34-4	033583	SEC 34-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	BULES #1-28	500198	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	BULES #2-28	500199	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	CHURCH #1-21	500192	SEC 21-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	DAVID #1-34	500200	SEC 34-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	DAY #1	033584	SEC 25-26N-06W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	DOWNEY TANK	036091	SEC 23-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	ELLIOTT 24-1	033585	SEC 24-20N-02W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	FORRESTER “A”-17	400264	SEC 17-25N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	FOTHERGILL 1-8	962619	SEC 08-25N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	HAZEL 1-20	003730	SEC 20-25N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	HEADLINER #1-29	838911	SEC 29-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	HOLDEN #1-27	500201	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	HOLDEN #2-27	500202	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	JACK KUBIK 1-21	500211	SEC 21-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	KIRK 1A	400885	SEC 26-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	LEFORCE #1-22	500213	SEC 22-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	KIRK #2-27	500206	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	KIRK #2A-27	500204	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	KIRK #2B-27	500207	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	KIRK #28-3	033586	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	K KIRK #28-1	033587	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	KIRK #3-26	500208	SEC 26-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	LAMB #1-35, 2-35	500212	SEC 35-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	LAWLESS 1-20	003731	SEC 20-25N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	MCCOY #16-1	033588	SEC 16-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	MCKEE #27-1 THRU 4	033589	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	M.A.S. 1-29	003733	SEC 29-25N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	MARGARET 1-29	003732	SEC 29-25N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	MARY SMITH 1-29	967639	SEC 29-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	OVERTON 1-29	500214	SEC 29-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	PREWITT #1-28	500216	SEC 28-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	REYNOLDS 1-19	003734	SEC 19-25N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	SALLY ANNETTE 1-28	018996	SEC 28-25N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	SNOWSHOE #1-29	883406	SEC 29-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	SPRAGUE #1-27	500193	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	SPRAGUE #2-27	500194	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	SPRAGUE #3-27	500218	SEC 27-26N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	TED 1-8	887332	SEC 08-25N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	VIVIAN 1-21	968421	SEC 21-25N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7
02/01/00	WILKENS #1-16	405775	SEC 16-25N-05W	GRANT/OK	$	*****	(2)		$0.00		$	*****	(2)		COL. 7

(2) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.